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                                                                    Exhibit 10.3


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form F-3 No. 333-7284, No. 333-14102 and No. 333-91034) of SK Telecom Co.,
Ltd. and in the related Prospectus of our report dated January 25, 2002, with respect to the financial statements of Shinsegi Telecomm, Inc., included in this Annual Report on Form 20-F of SK Telecom Co., Ltd. for the year ended December 31, 2002.



/s/ Young Wha

Young Wha Corporation


Seoul, Korea
June 2, 2003